Taxation	6 Months Ended
Jun. 30, 2021
Text Block [Abstract]
Taxation
5    TAXATION
The effective tax rate for the first half was 22.7% compared to 22.3% in 2020. The tax rate is calculated by dividing the tax charge by pre-tax
profit excluding the contribution of joint ventures and associates.
Tax effects of components of other comprehensive income were as follows:

	First Half 2021			First Half 2020
€ million	Before tax	Tax (charge)/ credit	After tax	Before tax	Tax (charge)/ credit	After tax
Gains/(losses) on
Equity instruments at fair value through other comprehensive incom e	56	(1)	55	19	1	20
Cash flow hedges	143	(6)	137	71	(28)	43
Remeasurements of defined benefit pension plans (a)	1,404	(436)	968	(242)	41	(201)
Currency retranslation gains/(losses)	653	(36)	617	(1,516)	35	(1,481)

Other comprehensive income	2,256	(479)	1,777	(1,668)	49	(1,619)

(a)	Remeasurement of defined benefit pension plans in 2021 is driven by positive investment returns and increase in interest rates.